UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
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1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 3, 2017.

JAZZ PHARMACEUTICALS PLC

JAZZ PHARMACEUTICALS PLC FIFTH FLOOR, WATERLOO EXCHANGE WATERLOO ROAD, DUBLIN 4, IRELAND ATTN: COMPANY SECRETARY

- P94458 E30199

Meeting Information

Meeting Type: Annual General Meeting

For holders as of: June 7, 2017

Date: August 3, 2017 Time: 10:30 AM Local Time

Location: Jazz Pharmaceuticals plc

Fifth Floor, Waterloo Exchange

Waterloo Road

Dublin 4, Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. PROXY STATEMENT 2. ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 20, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

P94458 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box

- marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

E30200 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR each of the nominees for director named in Proposal 1 below: 1. To elect the three nominees for director named below to hold office until the 2020 annual general meeting of shareholders. Nominees: 1a. Bruce C. Cozadd 1b. Heather Ann McSharry 1c. Rick E Winningham The Board of Directors recommends you vote FOR Proposals 2, 3 and 4: 2. To ratify, on a non-binding advisory basis, the appointment of KPMG, Dublin as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2017 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to determine the auditors’ remuneration. 3. To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc’s named executive officers as disclosed in the proxy statement. 4. To authorize Jazz Pharmaceuticals plc and/or any subsidiary of Jazz Pharmaceuticals plc to make open market purchases of Jazz Pharmaceuticals plc’s ordinary shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. - P94458 E30201

E30202-P94458